Exhibit 99.1

KIRKLAND & ELLIS LLP	Adjourned Hearing Date and Time: September 11, 2007 at 10:00 a.m. (ET)
Citigroup Center	Adjourned Objection Deadline: August 31, 2007 at 5:00 p.m. (ET)
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC 6062)
Marc Kieselstein (admitted pro hac vice)
David R. Seligman (admitted pro hac vice)
Edward O. Sassower (ES 5823)
James J. Mazza, Jr. (admitted pro hac vice)
Counsel for the Debtors
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

)
In re:		)
)
		)	Chapter 11
Calpine Corporation, et al.,		)
		)	Case No. 05-60200 (BRL)
	Debtors.	)	Jointly Administered
)

STATEMENT RELATING TO NOTICE OF ADJOURNMENT OF HEARING ON THE
DEBTORS’ DISCLOSURE STATEMENT AND SOLICITATION PROCEDURES

     On June 20, 2007, Calpine Corporation and its affiliated debtors (collectively, the “Debtors”) filed their joint plan of reorganization (the “Plan”) and disclosure statement (the “Disclosure Statement”).1 The Plan is based on a “waterfall” structure that distributes value to holders of claims and interests in compliance with the Bankruptcy Code’s priority scheme. On July 2, the Debtors filed a motion (the “Disclosure Statement and Solicitation Procedures

[1]	See Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 5015] and Disclosure Statement for Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code [Docket No. 5016].

Motion”) seeking approval of the adequacy of the information contained in the Disclosure Statement so that they might begin to solicit votes on the Plan. 2 The Disclosure Statement and Solicitation Procedures Motion originally was to be heard by the Court on August 8 with an objection deadline of July 30.
     Recently, certain parties have contacted the Debtors about potentially sponsoring an alternative plan of reorganization premised upon a structure that will provide guaranteed distributions to the Debtors’ stakeholders. Consistent with their overall efforts to maximize the value of their estates for the benefit of all stakeholders, the Debtors have decided to take a brief period of time to investigate the possibility of an alternative plan structure offering guaranteed recoveries to stakeholders, which potentially could offer recoveries that are superior to those under the current “waterfall” Plan.
     Accordingly, the Debtors, with the assistance of their investment banker Miller Buckfire & Co., have initiated a process to gauge potential investors’ interest in sponsoring such a guaranteed distribution plan that would not compromise what the Debtors believe is an appropriate balance sheet upon emergence. To that end, the Debtors distributed requests for proposals in connection with a guaranteed distribution plan to potential investors on or about July 20. The Debtors have asked for final commitment letters from potential plan sponsors to be submitted on or before August 16.

[2]	See Debtors’ Motion for Entry of an Order (A) Approving the Adequacy of the Debtors’ Disclosure Statement; (B) Approving Solicitation and Notice Procedures with Respect to Confirmation of the Debtors’ Proposed Plan of Reorganization; (C) Approving the Form of Various Ballots and Notices in Connection Therewith; and (D) Scheduling Certain Dates with Respect Thereto [Docket No. 5162].

     To allow time for the Debtors to evaluate the prospects of a guaranteed distribution plan and for potential plan sponsors to conduct due diligence in connection with making any plan sponsorship commitments, the Debtors are simultaneously filing a notice adjourning the August 8 hearing date until September 11, 2007, resetting the objection deadline to the Disclosure Statement to August 31, 2007, and generally moving back other key plan solicitation and confirmation dates by approximately one month.
     The Debtors will continue to keep the Court and their stakeholders informed regarding their efforts to emerge from chapter 11 in a manner that maximizes the value of the estate. The Debtors also remain committed to emerging from chapter 11 as soon as possible and no later than January 31, 2008, which is the date that the favorable terms of their exit financing commitment expire.

Dated:	July 26, 2007	Respectfully submitted,
New York, New York

/s/ David R. Seligman

Richard M. Cieri (RC 6062)
Marc Kieselstein (admitted pro hac vice)
David R. Seligman (admitted pro hac vice)
Edward O. Sassower (ES 5823)
James J. Mazza, Jr. (admitted pro hac vice)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

Counsel for the Debtors

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